Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt	Debt
Short-term and long-term debt is carried at the principal amount borrowed, including unamortized discounts, and fair value adjustments, when applicable.
The following table lists our total debt outstanding at December 31, 2022 and December 31, 2021. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2022, including fixed and variable rates:

(in millions)	Range of Interest Rate(s)	Maturity Date(s)	December 31, 2022	December 31, 2021
Short-term debt issued or borrowed by Corebridge:
Affiliated senior promissory note with AIG	LIBOR+100bps	2022	$—	$8,317
Three-Year DDTL Facility	5.80%	2023	1,500	—
Total short-term debt			1,500	8,317
Long-term debt issued by Corebridge:
Senior unsecured notes*	3.50% - 4.40%	2025 - 2052	6,500	—
Hybrid junior subordinated notes	6.875%	2052	1,000	—
Long-term debt issued by Corebridge subsidiaries:
AIGLH notes	6.63% - 7.50%	2025 - 2029	200	200
AIGLH junior subordinated debentures	7.57% - 8.50%	2030 - 2046	227	227
Total long-term debt			7,927	427
Debt issuance costs			(59)	—
Total long-term debt, net of debt issuance costs			7,868	427
Debt of consolidated investment entities - not guaranteed by Corebridge	0.00% -12.27%	2023 - 2051	5,958	6,936
Total debt, net of issuance costs			$15,326	$15,680
__________________
*Interest rates reflect contractual amounts and do not reflect the effective borrowing rate after giving effect to the cash flow hedges.
The following table presents maturities of short-term and long-term debt (including unamortized original issue discount when applicable):

December 31, 2022		Year Ending
(in millions)	Total	2023	2024	2025	2026	2027	Thereafter
Short-term and Long-term debt issued by Corebridge:
Three-Year DDTL Facility*	$1,500	$1,500	$—	$—	$—	$—	$—
Senior unsecured notes	6,500	—	—	1,000	—	1,250	4,250
Hybrid junior subordinated notes	1,000	—	—	—	—	—	1,000
AIGLH notes	200	—	—	101	—	—	99
AIGLH junior subordinated debentures	227	—	—	—	—	—	227
Total short-term and long-term debt issued by Corebridge	$9,427	$1,500	$—	$1,101	$—	$1,250	$5,576
__________________
*On September 15, 2022, Corebridge Parent borrowed an aggregate principal amount of $1.5 billion under the Three-Year DDTL Facility through October 20, 2022. We continued this borrowing through June 21, 2023. We have the ability to further continue this borrowing through February 25, 2025.
SENIOR UNSECURED NOTES AND DELAYED DRAW TERM LOAN
On February 25, 2022, Corebridge Parent entered into an 18-Month Delayed Draw Term Loan Agreement (the “18-Month DDTL Facility”) among Corebridge Parent, as borrower, the lenders party thereto and the administrative agent thereto, and a Three-Year Delayed Draw Term Loan Agreement (the “Three-Year DDTL Facility”) among Corebridge Parent, as borrower, the lenders party thereto and the administrative agent thereto.
The 18-Month DDTL Facility and Three-Year DDTL Facility provided us with committed delayed draw term loan facilities in the aggregate principal amount of $6.0 billion and $3.0 billion, respectively. On April 5, 2022, Corebridge Parent issued $6.5 billion of senior unsecured notes consisting of: $1.0 billion aggregate principal amount of its 3.50% Senior Notes due 2025, $1.25 billion aggregate principal amount of its 3.65% Senior Notes due 2027, $1.0 billion aggregate principal amount of its 3.85% Senior Notes due 2029, $1.5 billion aggregate principal amount of its 3.90% Senior Notes due 2032, $500 million aggregate principal amount of its 4.35% Senior Notes due 2042 and $1.25 billion aggregate principal amount of its 4.40% Senior Notes due 2052.
On April 6, 2022, in connection with the issuance of the senior unsecured notes of Corebridge Parent, (i) the commitments under the 18-Month DDTL Facility were terminated in full and (ii) the commitments under the Three-Year DDTL Facility were reduced from $3.0 billion to $2.5 billion. On August 25, 2022, in connection with the issuance of the hybrid junior subordinated notes, the commitments under the Three-Year DDTL Facility were further reduced from $2.5 billion to $1.5 billion.
On September 15, 2022, Corebridge Parent borrowed an aggregate principal amount of $1.5 billion under the Three-Year DDTL Facility. For the current interest period, the Three-Year DDTL Facility will end on June 21, 2023, unless prior to that date Corebridge Parent elects to continue the loan, or a portion of it, for an additional interest period. For the current interest period, the Three-Year DDTL Facility bears interest at a rate per annum equal to the Adjusted Term SOFR Rate (as defined in the Three-Year DDTL Agreement) plus the Applicable Rate (as defined in the Three-Year DDTL Agreement) of 1.000%, which is based on the then-applicable credit ratings of our senior unsecured long-term indebtedness. The Three-Year DDTL Facility matures on February 25, 2025.
HYBRID JUNIOR SUBORDINATED NOTES
On August 23, 2022, Corebridge Parent issued $1.0 billion of 6.875% fixed-to-fixed reset rate hybrid junior subordinated notes due 2052. Subject to certain redemption provisions and other terms of the hybrid junior subordinated notes, the interest rate and interest payment date reset every five years based on the average of the yields on five-year U.S. Treasury securities, as of the most recent interest rate determination on a reset plus a spread, payable semi-annually.
AFFILIATED NOTES
In November 2021, Corebridge issued an $8.3 billion senior promissory note to AIG. We used the net proceeds from the senior unsecured notes, the net proceeds from the hybrid junior subordinated notes and a portion of the borrowing of the Three-Year DDTL Facility, discussed above, to repay the principal balance and accrued interest of this note to AIG. The interest rate per annum was equal to LIBOR plus 100 basis points and accrued semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2022.
In 2019, AGREIC issued a note to Lexington in the amount of $250 million. Interest expense incurred specific to this note was $0.4 million and $4 million for the years ended December 31, 2021 and 2020, respectively. On February 12, 2021, AGREIC repaid the loan and interest in the amount of $254 million.
On June 23, 2022, AIG Life (United Kingdom) borrowed GBP £10 million from AIG Transaction Execution Limited, which was repaid on July 7, 2022.
In 2013, AIG Property Company Limited issued an affiliated note to AIG Europe S.A. (Netherlands Branch) of $17 million for the purpose of purchasing a building. The carrying amount of the note was $9 million as of December 31, 2020. Interest expense incurred specific to this note was $0.3 million, $0.5 million and $0.6 million for the years ended December 31, 2021, 2020 and 2019, respectively. On October 1, 2021, AIG Property Company Limited repaid the loan and interest of $9 million to AIG Europe S.A.
AIGLH NOTES AND JUNIOR SUBORDINATED DEBENTURES
As of December 31, 2022, AIGLH had outstanding $427 million aggregate principal amount, consisting of $227 million of junior subordinated debt due between 2030 and 2046 and $200 million of notes due between 2025 and 2029. At December 31, 2022 and 2021, the junior subordinated debentures outstanding consisted of $54 million of 8.5% junior subordinated debentures due July 2030, $142 million of 8.125% junior subordinated debentures due March 2046 and $31 million of 7.57% junior subordinated debentures due December 2045, each guaranteed by AIG.
For details regarding guarantees provided by AIG related to these notes and debentures, see Note 16.
DEBT CASH TENDER OFFERS
During the twelve-month period ended December 31, 2021, $216 million of aggregate principal amount of AIGLH notes and AIGLH junior subordinated debentures were repurchased through cash tender offers for an aggregate purchase price of $312 million.
REVOLVING CREDIT AGREEMENT
On May 12, 2022,Corebridge Parent entered into the Revolving Credit Agreement (the “Credit Agreement”). The Credit Agreement provides for a five-year total commitment of $2.5 billion, consisting of standby letters of credit and/or revolving credit borrowings without any limits on the type of borrowings. Under circumstances described in the Credit Agreement, the aggregate commitments may be increased by up to $500 million, for a total commitment under the Credit Agreement of $3.0 billion. Loans under the Credit Agreement will mature on May 12, 2027. Under the Credit Agreement, the applicable rate, commitment fee and letter of credit fee are determined by reference to the credit ratings of Corebridge Parent’s senior, unsecured, long-term indebtedness. Borrowings bear interest at a rate per annum equal to (i) in the case of U.S. dollar borrowings, Term SOFR plus an applicable credit spread adjustment plus an applicable rate or an alternative base rate plus an applicable rate; (ii) in the case of Sterling borrowings, SONIA plus an applicable credit spread adjustment plus an applicable rate; (iii) in the case of Euro borrowings, European Union interbank Offer Rate plus an applicable rate; and (iv) in the case of Japanese Yen, Tokyo Interbank Offered Rate plus an applicable rate. The alternative base rate is equal to the highest of (a) the New York Federal Reserve Bank Rate plus 0.50%, (b) the rate of interest in effect as quoted by The Wall Street Journal as the “Prime Rate” in the United States and (c) Term SOFR plus a credit spread adjustment of 0.100% plus an additional 1.00%.
The Credit Agreement requires Corebridge Parent to maintain a specified minimum consolidated net worth and subjects Corebridge to a specified limit on consolidated total debt to consolidated total capitalization, subject to certain limitations and exceptions. In addition, the Credit Agreement contains certain customary affirmative and negative covenants, including limitations with respect to the incurrence of certain types of liens and certain fundamental changes. Amounts due under the Credit Agreement may be accelerated upon an “event of default,” as defined in the Credit Agreement, such as failure to pay amounts owed thereunder when due, breach of a covenant, material inaccuracy of a representation, or occurrence of bankruptcy or insolvency, subject in some cases to cure periods.
AFFILIATED CREDIT FACILITIES
In 2015 and 2018, we entered into three revolving loan facilities with AIG pursuant to which our participating subsidiaries could, on a several basis, borrow monies from AIG subject to the terms and conditions stated therein. Principal amounts borrowed under each of these facilities could be repaid and re-borrowed, in whole or in part, from time to time, without penalty. As of December 31, 2021, there were no amounts owed under these facilities. On September 19, 2022, these credit facilities were terminated.
CONSOLIDATED INVESTMENT ENTITIES CREDIT FACILITIES
We also maintain revolving credit facilities that can be utilized exclusively by certain consolidated investment entities to acquire assets related to securitizations. Draws under those credit facilities cannot be utilized for general corporate purposes. Prior to the pricing of the related securitizations, these credit facilities have combined limits of up to $556 million. Subsequent to pricing of the related securitizations, the combined limits are expected to increase to up to approximately $1.4 billion. As of December 31, 2022 and December 31, 2021, we have drawn $177 million and $57 million, respectively, under the credit facilities. These credit facilities have maturity dates ranging from two years to nine years.
We also maintain revolving credit facilities that can exclusively be utilized by certain consolidated investment entities to acquire real estate assets. Draws under those credit facilities cannot be utilized for general corporate purposes. These credit facilities have consolidated limits of up to $420 million. As of December 31, 2022 and December 31, 2021, we have drawn $326 million and $403 million, respectively, under the credit facilities. Each of these credit facilities have maturity dates of three years.